UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual Repor  t

Legg Mason

ClearBridge

Mid Cap Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Mid Cap Growth Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Mid Cap Growth Fund for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Legg Mason ClearBridge Mid Cap Growth Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended October 31, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October at 50.8.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

As always, thank you for your confidence in our stewardship of your assets.

IV	Legg Mason ClearBridge Mid Cap Growth Fund

Investment commentary (cont’d)

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund’s portfolio emphasizes mid-capitalization U.S. companies with what we believe to be attractive long-term growth potential. In conjunction with research resources at ClearBridge Advisors, LLC, the Fund’s subadviser, we take a flexible approach designed to identify companies with superior prospects for capital appreciation. In selecting individual companies for investment, some of the sought-after characteristics include:

•	Attractive valuations

•	Favorable growth and attractive risk/reward profiles

•	Strong free cash flow and balance sheets

We use a concentrated bottom-up approach for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection. We also use portfolio risk controls, limiting individual stock exposure and imposing explicit sector limits.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-capitalization companies. The Fund may invest up to 20% of the value of its net assets in equity securities of companies that are not considered to be medium-capitalization companies. The Fund anticipates that it will normally invest in a portfolio of twenty to fifty stocks selected for their long-term growth potential. The Fund invests in common stocks, but may invest in other types of equity securities. The Fund may invest up to 25% of its net assets in the securities of foreign issuers, either directly or through depositary receipts. The Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a poor macroeconomic background, including weak growth indications, high unemployment numbers and a depressed housing market, the stock market managed to make fairly steady gains during the early part of the reporting period. The domestic stock market reacted negatively to a series of headline events during the middle part of the reporting period, including the March earthquake and tsunami in Japan, but managed to recover rapidly, setting new highs for the year in the spring. The market tested the lows of March in late June and early July as the federal debt ceiling crisis came to a head at the end of July, before revisiting the highs of the spring once it became clear a deal would be reached and a government shutdown would be averted.

However, in early August, fears of the spreading European sovereign debt crisis and the downgrading of the U.S.’s credit rating by Standard & Poor’s triggered a significant stock market decline, followed by a prolonged period of elevated levels of volatility and asset class correlation. While economic data for the remainder of the reporting period remained mixed, quarterly corporate earnings news was generally positive. Near the end of the reporting period, early October saw the markets test the lows reached in August before resuming an upward trend over the remainder of the month, albeit one marked by continued significant volatility and high levels of sensitivity to negative economic news.

Q. How did we respond to these changing market conditions?

A. We selectively took advantage of the market’s volatility and high levels of correlation, while maintaining our strict fundamental-focused and research-driven bottom-up stock selection discipline. We

2	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Fund overview (cont’d)

looked to add to our existing positions where price weakness was, in our view, unrelated to company fundamentals, while simultaneously establishing new positions in stocks we believed were attractively valued. We trimmed a number of existing positions, for risk management purposes, which had grown beyond our designated allocation while we closed several positions entirely where the risk-reward relationship had changed and we felt we could better utilize the capital in other investment opportunities.

We also used equity options to control position sizes and generate incremental income for the Fund. Use of these options, primarily covered call writing, had a negligible impact on total portfolio return for the period.

Performance review

For the twelve months ended October 31, 2011, Class A shares of Legg Mason ClearBridge Mid Cap Growth Fund, excluding sales charges, returned 9.86%. The Fund’s unmanaged benchmark, the Russell Midcap Growth Indexi, returned 10.08% for the same period. The Lipper Mid-Cap Growth Funds Category Average1 returned 8.19% over the same time frame.

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason ClearBridge Mid Cap Growth Fund:
Class A	-10.77%	9.86%
Class C	-11.12%	9.04%
Class I	-10.69%	10.18%
Russell Midcap Growth Index	-10.22%	10.08%
Lipper Mid-Cap Growth Funds Category Average[1]	-11.98%	8.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 2.31%, 3.06% and 1.96%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 405 funds for the six-month period and among the 395 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	3

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in eight out of ten sectors in total, with the greatest contributions to return coming from the Consumer Discretionary, Health Care and Information Technology (“IT”) sectors.

Relative to the benchmark Russell Midcap Growth Index, overall stock selection contributed to performance for the period. In particular, stock selection in the Health Care, IT, Consumer Discretionary, Consumer Staples and Telecommunication Services (“Telecom”) sectors helped relative performance for the period.

In terms of individual stocks, leading contributors to performance for the period included positions in Alexion Pharmaceuticals Inc., Regeneron Pharmaceuticals Inc. and Onyx Pharmaceuticals Inc., all in the Health Care sector, as well as in Ross Stores Inc. and Hibbett Sports Inc., both in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark Index, overall sector allocation detracted from performance for the period. In particular, underweights to the Consumer Staples, Energy and Consumer Discretionary sectors, as well as overweights to the Health Care and Telecom sectors, hurt relative performance. Stock selection in the Energy, Financials, Industrials and Materials sectors also hurt relative performance for the period.

The Fund’s cash position had a meaningful negative impact on performance relative to the benchmark. Cash and cash equivalents, as a percentage of the Fund’s portfolio, were unusually high during the early part of the reporting period as a consequence of the Fund’s relatively recent inception. The Fund continued to add to its investments over the course of the period, and as a result, lowered its cash position.

On an individual stock basis, the leading detractors from performance for the period included holdings in United Rentals Inc. in the Industrials sector, Solutia Inc. in the Materials sector, Whiting Petroleum Corp. in the Energy sector, Monster Worldwide Inc. in the IT sector and Auxilium Pharmaceuticals Inc. in the Health Care sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions sold and bought over the course of the period. The largest transactions were the additions of new Fund positions in F5 Networks Inc. and VeriFone Systems Inc. in the IT sector, Jos. A. Bank Clothiers Inc. and Bed Bath & Beyond Inc. in the Consumer Discretionary sector, Joy Global Inc. and MasTec Inc. in the Industrials sector, Oil States International Inc. in the Energy sector, Solutia Inc. in the Materials sector and Casey’s General Stores Inc. in the Consumer Staples sector. We also closed a number of existing Fund positions, including those in Blackboard and Baidu Inc. ADR in the IT sector, Crown Holdings Inc. in the Materials sector and Jarden Corp. in the Consumer Discretionary sector.

4	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Fund overview (cont’d)

Thank you for your investment in Legg Mason ClearBridge Mid Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Advisors, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Advisors, LLC

Aram E. Green

Portfolio Manager

ClearBridge Advisors, LLC

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Advisors, LLC

November 15, 2011

RISKS: The Fund invests in equity securities, which are subject to price fluctuation. Mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Citrix Systems Inc. (3.4%), Ross Stores Inc. (3.1%), Check Point Software Technologies Ltd. (3.0%), MSC Industrial Direct Co. Inc., Class A Shares (2.9%), Taleo Corp., Class A Shares (2.9%), Alexion Pharmaceuticals Inc. (2.9%), F5 Networks Inc. (2.8%), Onyx Pharmaceuticals Inc. (2.7%), Jos. A. Bank Clothiers Inc. (2.5%) and Oceaneering International Inc. (2.4%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2011 were: Information Technology (25.0%), Consumer Discretionary (19.7%), Health Care (17.4%), Industrials (13.2%) and Energy (9.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	5

[i]

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the six months ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-10.77%	$1,000.00	$892.30	1.40%	$6.68	Class A	5.00%	$1,000.00	$1,018.15	1.40%	$7.12
Class C	-11.12	1,000.00	888.80	2.15	10.24	Class C	5.00	1,000.00	1,014.37	2.15	10.92
Class I	-10.69	1,000.00	893.10	1.15	5.49	Class I	5.00	1,000.00	1,019.41	1.15	5.85

[1]	For the six months ended October 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns	Class A	Class C	Class I
Without sales charges[1]
Twelve Months Ended 10/31/11	9.86%	9.04%	10.18%
Inception* through 10/31/11	17.80	16.89	18.09

With sale charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/11	3.52%	8.04%	10.18%
Inception* through 10/31/11	12.00	16.89	18.09

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/31/10 through 10/31/11)	21.12%
Class C (Inception date of 8/31/10 through 10/31/11)	20.03
Class I (Inception date of 8/31/10 through 10/31/11)	21.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns, shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C and I shares is August 31, 2010.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason ClearBridge Mid Cap Growth Fund vs. Russell Midcap Growth Index† —

August 31, 2010 - October 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Mid Cap Growth Fund vs. Russell Midcap Growth Index† —

August 31, 2010 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Mid Cap Growth Fund on August 31, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Schedule of investments

October 31, 2011

Legg Mason ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Common Stocks — 100.3%
Consumer Discretionary — 19.7%
Hotels, Restaurants & Leisure — 3.7%
Bally Technologies Inc.	2,140	$77,618	*
Penn National Gaming Inc.	1,470	52,920	*
Total Hotels, Restaurants & Leisure		130,538
Household Durables — 1.9%
Mohawk Industries Inc.	1,250	65,813	*
Specialty Retail — 14.1%
Advance Auto Parts Inc.	1,090	70,926
Bed Bath & Beyond Inc.	1,200	74,208	*
Hibbett Sports Inc.	1,790	73,730	*
Jos. A. Bank Clothiers Inc.	1,630	87,107	*
Ross Stores Inc.	1,260	110,540
Urban Outfitters Inc.	3,100	84,475	*
Total Specialty Retail		500,986
Total Consumer Discretionary		697,337
Consumer Staples — 2.1%
Food & Staples Retailing — 2.1%
Casey’s General Stores Inc.	1,480	73,334
Energy — 9.7%
Energy Equipment & Services — 4.7%
Oceaneering International Inc.	2,050	85,751
Oil States International Inc.	1,170	81,444	*
Total Energy Equipment & Services		167,195
Oil, Gas & Consumable Fuels — 5.0%
Peabody Energy Corp.	1,400	60,718
Pioneer Natural Resources Co.	620	52,018
Whiting Petroleum Corp.	1,360	63,308	*
Total Oil, Gas & Consumable Fuels		176,044
Total Energy		343,239
Financials — 6.6%
Capital Markets — 3.3%
Affiliated Managers Group Inc.	710	65,753	*
Lazard Ltd., Class A	1,880	51,399
Total Capital Markets		117,152
Commercial Banks — 1.8%
Signature Bank	1,120	62,440	*

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	11

Legg Mason ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Real Estate Management & Development — 1.5%
Jones Lang LaSalle Inc.	830	$53,635
Total Financials		233,227
Health Care — 17.4%
Biotechnology — 7.4%
Alexion Pharmaceuticals Inc.	1,500	101,265	*
Onyx Pharmaceuticals Inc.	2,310	94,548	*
Regeneron Pharmaceuticals Inc.	1,190	65,807	*
Total Biotechnology		261,620
Health Care Providers & Services — 4.2%
Accretive Health Inc.	2,630	62,620	*
Mednax Inc.	1,300	85,540	*
Total Health Care Providers & Services		148,160
Life Sciences Tools & Services — 2.3%
Mettler-Toledo International Inc.	540	82,944	*
Pharmaceuticals — 3.5%
Auxilium Pharmaceuticals Inc.	2,830	44,035	*
Shire PLC, ADR	860	81,098
Total Pharmaceuticals		125,133
Total Health Care		617,857
Industrials — 13.2%
Construction & Engineering — 2.3%
MasTec Inc.	3,830	82,805	*
Electrical Equipment — 1.5%
EnerSys	2,420	54,523	*
Machinery — 6.5%
IDEX Corp.	2,200	77,990
Joy Global Inc.	960	83,712
Parker Hannifin Corp.	830	67,686
Total Machinery		229,388
Trading Companies & Distributors — 2.9%
MSC Industrial Direct Co. Inc., Class A Shares	1,510	102,695
Total Industrials		469,411
Information Technology — 25.0%
Communications Equipment — 2.8%
F5 Networks Inc.	960	99,792	*
Internet Software & Services — 7.8%
comScore Inc.	2,790	58,897	*
Mercadolibre Inc.	960	62,592

See Notes to Financial Statements.

12	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason ClearBridge Mid Cap Growth Fund

Security			Shares	Value
Internet Software & Services — continued
Monster Worldwide Inc.			5,730	$52,888	*
Taleo Corp., Class A Shares			3,150	102,060	*
Total Internet Software & Services				276,437
IT Services — 2.4%
VeriFone Holdings Inc.			1,970	83,154	*
Semiconductors & Semiconductor Equipment — 3.7%
Cymer Inc.			1,650	71,692	*
LSI Corp.			9,370	58,563	*
Total Semiconductors & Semiconductor Equipment				130,255
Software — 8.3%
Amdocs Ltd.			2,330	69,947	*
Check Point Software Technologies Ltd.			1,820	104,886	*
Citrix Systems Inc.			1,660	120,898	*
Total Software				295,731
Total Information Technology				885,369
Materials — 4.5%
Chemicals — 4.5%
Rockwood Holdings Inc.			1,790	82,412	*
Solutia Inc.			4,650	75,562	*
Total Materials				157,974
Telecommunication Services — 2.1%
Wireless Telecommunication Services — 2.1%
SBA Communications Corp., Class A Shares			2,000	76,180	*
Total Investments before Short-Term Investments (Cost — $3,170,049)				3,553,928

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
Interest in $325,000,000 joint tri-party repurchase agreement dated 10/31/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $30,000; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.000% due 12/28/11 to 8/27/14; Market Value — $30,600) (Cost — $30,000)	0.110%	11/1/11	$30,000	30,000
Total Investments — 101.1% (Cost — $3,200,049#)				3,583,928
Liabilities in Excess of Other Assets — (1.1)%				(39,607)
Total Net Assets — 100.0%				$3,544,321

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	13

Legg Mason ClearBridge Mid Cap Growth Fund

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $3,200,073.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $3,200,049)	$3,583,928
Cash	213
Receivable from investment manager	38,766
Dividends receivable	222
Prepaid expenses	29,456
Total Assets	3,652,585

Liabilities:
Payable for offering costs	3,125
Service and/or distribution fees payable	701
Trustees’ fees payable	5
Accrued expenses	104,433
Total Liabilities	108,264
Total Net Assets	$3,544,321

Net Assets:
Par value (Note 7)	$2
Paid-in capital in excess of par value	3,047,542
Accumulated net investment loss	(9,634)
Accumulated net realized gain on investments and written options	122,532
Net unrealized appreciation on investments	383,879
Total Net Assets	$3,544,321

Shares Outstanding:
Class A	192,144
Class C	13,427
Class I	38,939

Net Asset Value:
Class A (and redemption price)	$14.50
Class C*	$14.38
Class I (and redemption price)	$14.53
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.38

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	15

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Dividends	$13,272
Interest	151
Total Investment Income	13,423

Expenses:
Offering costs	94,714
Legal fees	71,077
Audit and tax	57,400
Investment management fee (Note 2)	26,532
Registration fees	21,578
Shareholder reports	9,218
Service and/or distribution fees (Notes 2 and 5)	8,784
Transfer agent fees (Note 5)	5,971
Fund accounting fees	297
Trustees’ fees	296
Insurance	144
Custody fees	110
Miscellaneous expenses	2,934
Total Expenses	299,055
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(252,132)
Net Expenses	46,923
Net Investment Loss	(33,500)

Realized and Unrealized Gain on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	134,345
Written options	592
Net Realized Gain	134,937
Change in Net Unrealized Appreciation (Depreciation) from Investments	128,562
Net Gain on Investments and Written Options	263,499
Increase in Net Assets from Operations	$229,999

See Notes to Financial Statements.

16	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Statements of changes in net assets

For the Year and Period Ended October 31,	2011	2010†

Operations:
Net investment loss	$(33,500)	$(3,847)
Net realized gain	134,937	4,937
Change in net unrealized appreciation (depreciation)	128,562	255,317
Increase in Net Assets From Operations	229,999	256,407

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,272)	—
Net realized gains	(4,939)	—
Decrease in Net Assets From Distributions to Shareholders	(7,211)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	615,337	2,508,389
Reinvestment of distributions	44	—
Cost of shares repurchased	(58,644)	—
Increase in Net Assets From Fund Share Transactions	556,737	2,508,389
Increase in Net Assets	779,525	2,764,796

Net Assets:
Beginning of year	2,764,796	—
End of year*	$3,544,321	$2,764,796
* Includes accumulated net investment loss of:	$(9,634)	$(571)

†	For the period August 31, 2010 (inception date) to October 31, 2010.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011	2010[2]

Net asset value, beginning of year	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.14)	(0.02)
Net realized and unrealized gain	1.44	1.25
Total income from operations	1.30	1.23

Less distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.02)	—
Total distributions	(0.03)	—

Net asset value, end of year	$14.50	$13.23
Total return[3]	9.86%	10.25%

Net assets, end of year (000s)	$2,785	$2,545

Ratios to average net assets:
Gross expenses	8.93%	16.50%[4]
Net expenses[5,6,7]	1.40	1.40 [4]
Net investment loss	(0.99)	(0.85) [4]

Portfolio turnover rate	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2010 (inception date) to October 31, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011	2010[2]

Net asset value, beginning of year	$13.21	$12.00

Income (loss) from operations:
Net investment loss	(0.26)	(0.03)
Net realized and unrealized gain	1.45	1.24
Total income from operations	1.19	1.21

Less distributions from:
Net realized gains	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of year	$14.38	$13.21
Total return[3]	9.04%	10.08%

Net assets, end of year (000s)	$193	$110

Ratios to average net assets:
Gross expenses	9.82%	17.39%[4]
Net expenses[5,6,7]	2.15	2.15 [4]
Net investment loss	(1.76)	(1.60) [4]

Portfolio turnover rate	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2010 (inception date) to October 31, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011	2010[2]

Net asset value, beginning of year	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.12)	(0.01)
Net realized and unrealized gain	1.46	1.24
Total income from operations	1.34	1.23

Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.02)	—
Total distributions	(0.04)	—

Net asset value, end of year	$14.53	$13.23
Total return[3]	10.18%	10.25%

Net assets, end of year (000s)	$566	$110

Ratios to average net assets:
Gross expenses	9.37%	16.39%[4]
Net expenses[5,6,7]	1.15	1.15 [4]
Net investment loss	(0.81)	(0.60) [4]

Portfolio turnover rate	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2010 (inception date) to October 31, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Mid Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	21

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$3,553,928	—	—	$3,553,928
Short-term investments†	—	$30,000	—	30,000
Total investments	$3,553,928	$30,000	—	$3,583,928

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

22	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	23

income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$14,306	—	$(14,306)
(b)	12,403	$(12,403)	—

(a)	Reclassifications are primarily due to a non-deductible 12b-1 fees and non-deductible organization costs for tax purposes.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions and a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Next $5 billion	0.725
Over $10 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did

24	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

not exceed 1.40%, 2.15% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended October 31, 2011, fees waived and/or expenses reimbursed amounted to $252,132.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2011, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2011, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2011, Legg Mason and its affiliates owned 85% of the Fund.

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,544,453
Sales	1,503,739

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$582,872
Gross unrealized depreciation	(199,017)
Net unrealized appreciation	$383,855

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	25

During the year ended October 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2010	—	—
Options written	4	$592
Options closed	—	—
Options exercised	—	—
Options expired	(4)	(592)
Written options, outstanding as of October 31, 2011	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At October 31, 2011, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Written options	$592

During the year ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$1

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$7,043	$5,047
Class C	1,741	421
Class I	—	503
Total	$8,784	$5,971

26	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$212,034
Class C	13,361
Class I	26,737
Total	$252,132

6. Distributions to shareholders by class

	Year Ended October 31, 2011	Period Ended October 31, 2010†
Net Investment Income:
Class A	$2,084	—
Class C	—	—
Class I	188	—
Total	$2,272	—

Net Realized Gains
Class A	$4,526	—
Class C	217	—
Class I	196	—
Total	$4,939	—

†	For the period August 31, 2010 (inception date) to October 31, 2010.

7. Shares of beneficial interest

At October 31, 2011, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2011		Period Ended October 31, 2010†
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,646	$41,090	192,331	$2,308,389
Shares issued on reinvestment	2	23	—	—
Shares repurchased	(2,835)	(44,012)	—	—
Net increase (decrease)	(187)	$(2,899)	192,331	$2,308,389

Class C
Shares sold	5,233	$78,282	8,333	$100,000
Shares issued on reinvestment	1	21	—	—
Shares repurchased	(140)	(1,888)	—	—
Net increase	5,094	$76,415	8,333	$100,000

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	27

	Year Ended October 31, 2011		Period Ended October 31, 2010†
	Shares	Amount	Shares	Amount

Class I
Shares sold	31,430	$495,965	8,333	$100,000
Shares repurchased	(824)	(12,744)	—	—
Net increase	30,606	$483,221	8,333	$100,000

†	For the period August 31, 2010 (inception date) to October 31, 2010.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Ordinary Income	Long-Term Capital gains	Total
12/08/11 12/09/11	$0.430390	$0.070850	$0.501240

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

2011
Distributions Paid From:
Ordinary Income	$7,211

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$105,233
Undistributed long-term capital gains — net	17,323
Total undistributed earnings	$122,556
Other book/tax temporary differences(a)	(9,634)
Unrealized appreciation (depreciation)(b)	383,855
Total accumulated earnings (losses) — net	$496,777

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

10. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860)—Reconsideration of

28	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Annual Report	29

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Mid Cap Growth Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from August 31, 2010 (inception date) to October 31, 2010, and the financial highlights for the year then ended and the period from August 31, 2010 (inception date) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Mid Cap Growth Fund as of October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2011

30	Legg Mason ClearBridge Mid Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Mid Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Mid Cap Growth Fund	31

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

32	Legg Mason ClearBridge Mid Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005-2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Mid Cap Growth Fund	33

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

34	Legg Mason ClearBridge Mid Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform ( since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason ClearBridge Mid Cap Growth Fund	35

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

36	Legg Mason ClearBridge Mid Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2011:

Record Date:	12/8/2010	12/28/2010
Payable Date:	12/9/2010	12/29/2010
Ordinary income:
Qualified dividend income for individuals	29.11%	29.11%
Dividends qualifying for the dividends
received deduction for corporations	29.11%	29.11%

Please retain this information for your records.

Legg Mason ClearBridge

Mid Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Mid Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Mid Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Mid Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013051 12/11 SR11-1527

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $363,400 in 2010 and $325,225 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $20,629 in 2010 and $8,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,450 in 2010 and $60,550 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011